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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K
                             ----------------------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: October 12, 2005
                        (Date of earliest event reported)

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                           ARLINGTON HOSPITALITY, INC.
             (Exact name of registrant as specified in its charter)

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           Delaware                        0-15291                36-3312434
(State or other jurisdiction of          (Commission            (IRS Employer
        incorporation)                     File No.)         Identification No.)

                        2355 South Arlington Heights Road
                                    Suite 400
                        Arlington Heights, Illinois 60005
                    (Address of Principal Executive Offices)

                                 (847) 228-5400
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                             ----------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01.        OTHER MATTERS.

         As previously reported, on June 22, 2005, Arlington Inns, Inc. ("Arlington Inns"), a wholly owned subsidiary of Arlington Hospitality, Inc. ("Arlington"), filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Northern District of Illinois (the "Court"). On August 31, 2005, Arlington and nearly all of its remaining wholly-owned subsidiaries (the "Subsidiaries") filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the Court, and subsequent to such filing, the two petitions were consolidated into a single matter, In re Arlington Hospitality, Inc., et al., No. 05 B 34885. (Collectively, Arlington Inns, Arlington and the Subsidiaries are referred to herein as the "Debtors").

         On October 12, 2005, the Court entered an order (the "Bidding Procedures Order") approving the bidding guidelines and procedures for the Chapter 11 auction sale of substantially all of the Debtors' assets (the "Assets"). Pursuant to this sale order, "stalking horse" bids for the Company are due by October 21, 2005. The Company may select a "stalking horse" from bids submitted by that initial deadline and provide the "stalking horse" bidder(s) with the protections of a break-up fee should the bidder(s) not be successful at the auction. The bid deadline for participating in the auction is November 10, 2005. The Court scheduled November 14, 2005 at 11:00 a.m. Central as the date and time for the auction to sell the Assets to the qualified bidder, or bidders, submitting the highest and best acceptable and binding bid(s) for the Assets. The sale approval hearing was set for November 17, 2005 at 9:30 a.m. Central. A copy of the Bidding Procedures Order (including the bidding procedures) is attached hereto as Exhibit 99.1. Additionally, attached hereto as Exhibit 99.2 is a press release issued by Arlington on October 14, 2005 announcing the Chapter 11 auction.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

EXHIBIT     DESCRIPTION

  99.1      Bidding Procedures Order entered on October 12, 2005.
  99.2      Press Release of Arlington Hospitality, Inc. dated October 14, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: October 14, 2005


                                  Arlington Hospitality, Inc.
                                  (Registrant)

                                  By:  /s/ Stephen K. Miller
                                       ---------------------------------------
                                           Stephen K. Miller
                                           Interim Chief Executive Officer

                                  By:  /s/ James B. Dale
                                       ---------------------------------------
                                           James B. Dale
                                           Senior Vice President and
                                           Chief Financial Officer


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                                  EXHIBIT INDEX



EXHIBIT     DESCRIPTION

   99.1     Bidding Procedures Order entered on October 12, 2005.
   99.2     Press release of Arlington Hospitality, Inc. dated October 14, 2005.